UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2005

MEDCO HEALTH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-31312	22-3461740
(Commission File Number)	(I.R.S. Employer Identification No.)

100 Parsons Pond Drive, Franklin Lakes, NJ	07417
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 201-269-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On February 22, 2005, Medco Health Solutions, Inc., a Delaware corporation (“Medco”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) with Accredo Health, Incorporated, a Delaware corporation (“Accredo”), and Raptor Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Medco (“Merger Sub). Upon the terms and subject to the conditions set forth in the Merger Agreement, Accredo will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation and a wholly-owned subsidiary of Medco (the “Merger”).

Medco reconfirms that, as previously disclosed, it expects to close the Merger in mid-2005. With regard to responses to questions posed at the Morgan Stanley Third Annual Global Healthcare Unplugged Conference in Miami, Florida, Medco wishes to clarify that more specific information as to when the closing will occur is not currently available.

In connection with the proposed transaction, Medco has filed a registration statement (file number 333-123571), including a proxy statement of Accredo, and other materials with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the registration statement and other materials because they contain important information. Investors may obtain free copies of the registration statement and proxy statement, as well as other filings containing information about Medco and Accredo, at the SEC’s Internet site (http://www.sec.gov). These documents also may be accessed and downloaded for free from Medco’s Investor Relations Web site, http://www.medco.com, or obtained free of charge by directing a request to Medco Health Solutions, Inc. Investor Relations Department, 100 Parsons Pond Drive, F1-6, Franklin Lakes, NJ, 07417. Copies of Accredo’s filings may be accessed and downloaded for free at Accredo’s Investor Relations Web site, http://www.accredohealth.net, or obtained free of charge by directing a request to Accredo Health, Incorporated Investor Relations, 1640 Century Center Parkway, Memphis, TN, 38134.

Medco, Accredo and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from Accredo stockholders in respect of the proposed transaction. Information regarding Medco’s directors and executive officers is available in Medco’s proxy statement for its 2005 annual meeting of stockholders, dated April 14, 2005, and information regarding Accredo’s directors and executive officers is available in Accredo’s proxy statement, dated Oct. 19, 2004, for its 2004 annual meeting of stockholders. Additional information regarding the interests of such potential participants will be included in the registration and proxy statement and the other relevant documents filed with the SEC when they become available.

Cautionary Language Concerning Forward-Looking Statements

Information set forth in this document contains financial estimates and other forward-looking statements that are subject to risks and uncertainties, and actual results might differ materially. Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving Medco and Accredo and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Medco’s and Accredo’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Medco disclaims any obligation to update and revise statements contained in this presentation based on new information or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCO HEALTH SOLUTIONS, INC.

Date: May 6, 2005	By:	/s/ David S. Machlowitz
David S. Machlowitz
Senior Vice President, General
Counsel and Secretary